Filed pursuant to Rule 497(e)
Registration Nos. 333-66807
811-09093
E*TRADE Funds

E*TRADE Money Market Fund
Supplement Dated October 21, 2002 to Statement of Additional Information dated August 13, 2002

The discussion with respect to the investment strategies and risks of only the E*TRADE Money Market Fund is revised by replacing the second paragraph on page 7 in the "INVESTMENT STRATEGIES AND RISKS - Money Market Fund - Commercial Paper and Short-Term Corporate Debt Instruments" section of the Statement of Additional Information with the following:

The Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 days remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that have received a short-term rating, at the time of purchase, of at least "P-2" by Moody's Investors Service, Inc. ("Moody's"), "A-2" by Standard & Poor's Corporation ("S&P"), or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM. In addition, the Fund may invest in non-convertible corporate debt securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality by ETAM and, if the security has received a long-term rating by an NRSRO, the rating received is within the three highest rating categories. Subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. ETAM will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default. You may obtain a copy of the Fund's Prospectus and Statement of Additional Information, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or Statement of Additional Information unless specifically noted.